SMITH BARNEY ADJUSTABLE RATE GOVERNMENT INCOME FUND

Supplement dated May 2, 1997
to the Prospectus dated September 30, 1996

The following information supplements, and to the extent inconsistent therewith, supersedes, the information in the Prospectus under Purchase of Shares.




Investors in Class A and Class B shares may open an account by making an initial investment of at least $1000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan in the Fund. Investors in Class I shares may open an account by making an initial investment of $100,000. Subsequent investments of at least $50 may be made for all classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes in the Fund is $25.



FD 01296 5/97